LORD ABBETT MUNICIPAL INCOME FUND, INC.

LORD ABBETT MUNICIPAL INCOME TRUST

Supplement dated July 3, 2007 to the
Prospectuses dated May 1, 2007
(Class A, B, C, P and Y Shares)

The second paragraph in the section of the Prospectus entitled “Management - Investment Managers” is replaced with the following:

Daniel S. Solender heads the investment management team. Peter Scott Smith is a senior team member. Messrs. Solender and Smith are primarily and jointly responsible for the day-to-day management of the Funds. Mr. Solender, Director of Municipal Bond Management, joined Lord Abbett in 2006. Prior thereto he served as a Vice President and Portfolio Manager at Nuveen Investments from 1991 to 1999 and 2003 to 2006 and served as Principal and Portfolio Manager at Vanguard Group from 1999 to 2003. Mr. Solender has been in the investment business since 1987 and has been a member of the team since 2006. Mr. Smith, Investment Manager, joined Lord Abbett in 1992 and has been in the investment business since 1989 and a member of the team since 1992.